INCOME TAXES (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 42,000
Operating Loss Carryforwards, Limitations on Use	$39.9 million
Expiration period	expire at various dates through 2037.
Research and development tax credits	$ 458
Expiration period for tax credit	expire from 2028 through 2037
Increased in valuation allowance	$ 226	$ 241
Federal income tax rate	21.00%	21.00%